HSBC INVESTOR FUNDS

Supplement dated September 17, 2010 to the

HSBC Investor Mid-Cap Fund Prospectus Dated March 1, 2010

     On September 14, 2010, the Board of Trustees of HSBC Investor Funds approved a Plan of Liquidation to close the HSBC Investor Mid-Cap Fund (the “Fund”) and provide for its orderly liquidation on or about November 19, 2010 (the "Liquidation Date").

     Under the Plan of Liquidation, the Fund will promptly wind up its business and affairs. On or before the Liquidation Date, all portfolio securities of the Fund will be converted to cash or cash equivalents, and the Fund will cease investing its assets in accordance with the stated investment policies.

     On the Liquidation Date, shareholders in the Fund as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all of its charges, taxes, expenses, and liabilities. The fees and expenses noted in the Fee Table on page 9 of the Prospectus are based on ordinary operations; however, as the Fund winds down its business affairs, it is possible that the expense ratio may exceed the amounts reflected in the Fee Table, although HSBC Global Asset Management (USA) Inc., the investment adviser to the Fund, does not expect for this to be the case.

      Although the liquidation is not expected to be a taxable event for the Fund, for taxable shareholders the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. A shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to do so. Shareholders, including shareholders that own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, should consult their tax advisers regarding the tax treatment of the liquidation.

     The Fund no longer sells shares to new investors, including through exchanges into the Fund from other funds of HSBC Investor Funds. Investors may continue to redeem shares of the Fund.

     Once the Fund has been liquidated, all references to the Fund are deleted from this Prospectus.

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